UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 21, 2004

GLOBAL POWER EQUIPMENT GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-16501	73-1541378
(Commission File Number)	(IRS Employer Identification No.)

6120 S. Yale, Suite 1480, Tulsa, Oklahoma	74136
(Address of Principal Executive Offices)	(Zip Code)

(918) 488-0828

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 26, 2004, the stockholders of Global Power Equipment Group Inc. (“GEG”) approved the Global Power Equipment Group Inc. 2004 Stock Incentive Plan (the “Plan”). The Compensation Committee of the Board of Directors of GEG expects to approve incentive awards from time to time in accordance with the Plan and the forms of agreement which are filed as exhibits to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

10.1	Global Power Equipment Group Inc. 2004 Stock Incentive Plan (incorporated by reference to Appendix B to GEG’s 2004 Proxy Statement dated April 16, 2004).

10.2	Form of Non-qualified Stock Option Agreement.

10.3	Form of Non-qualified Stock Option Agreement for Non-employee Directors.

10.4	Form of Restricted Stock Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL POWER EQUIPMENT GROUP INC.

Date: December 21, 2004	By:	/s/ Candice L. Cheeseman
Candice L. Cheeseman
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Global Power Equipment Group Inc. 2004 Stock Incentive Plan (incorporated by reference to Appendix B to GEG’s 2004 Proxy Statement dated April 16, 2004).

10.2	Form of Non-qualified Stock Option Agreement.

10.3	Form of Non-qualified Stock Option Agreement for Non-employee Directors.

10.4	Form of Restricted Stock Award Agreement.